BALANCE SHEETS (Unaudited) (Parenthetical) (USD $)	Sep. 30, 2012	Dec. 31, 2011
Stockholders’ Deficit
Common Stock Par Value	$ 0.0001	$ 0.0001
Common Stock Authorized	100,000,000	100,000,000
Canwealth common stock conversion	6,600,000	6,600,000
Common stock shares outstanding	6,600,000	6,600,000
Preferred stock, par value	$ 0.0001	$ 0.0001
Preferred Stock Authorized	20,000,000	20,000,000
Preferred stock shares issued	0	0
Preferred stock shares outstanding	0	0